EXHIBIT 32.2

SECTION 906 CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER OF INNOVATION1 BIOTECH, INC.

In connection with the accompanying Quarterly Report on Form 10-Q of Innovation1 Biotech, Inc. for the quarter ended February 29, 2024, the undersigned, Samuel Knipper, Principal Accounting Officer of Innovation1 Biotech, Inc., does hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and

2.	The information contained in the Report fairly presents, in all material respects, the financial conditions and results of operations of the Company.

Date: May 6, 2025	By:	/s/ Samuel Knipper
Samuel Knipper
Chief Financial Officer (Principal Financial Officer)

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.